                                                                 Exhibit 99(b)

                          SUPPLEMENTAL QUARTERLY REPORT
                                TABLE OF CONTENTS

PART I         FINANCIAL INFORMATION

                                                                                                                 Page
                                                                                                                 ----
Item 1.        Financial Statements
               Consolidated Statement of Income.................................................................   2
               Consolidated Balance Sheet.......................................................................   3
               Consolidated Statement of Changes in Stockholders' Equity........................................   4
               Consolidated Statement of Cash Flows.............................................................   5
               Note to Financial Statements.....................................................................   6

Item 2.        Management's Discussion and Analysis of Financial Condition and
                  Results of Operations
               Summary Financial Data...........................................................................   7
               Earnings Performance.............................................................................   8
                  Net Interest Income...........................................................................   8
                  Noninterest Income............................................................................  10
                  Noninterest Expense...........................................................................  11
               Balance Sheet Analysis...........................................................................  12
                  Investment Securities.........................................................................  12
                  Loan Portfolio................................................................................  13
                  Nonaccrual and Restructured Loans and Other Assets............................................  13
                     Loans 90 days past due and still accruing..................................................  14
                  Allowance for Loan Losses.....................................................................  15
                  Other Assets..................................................................................  16
                  Deposits......................................................................................  16
                  Derivative Financial Instruments..............................................................  17
                  Liquidity Management..........................................................................  18

Item 3.        Quantitative and Qualitative Disclosures About Market Risk.......................................  18

--------------------------------------------------------------------------------------------------------------------

This Supplemental Quarterly Report includes forward-looking statements about the Company's financial condition, results of operations, plans, objectives and future performance and business. These statements generally include the words "believe," "expect," "anticipate," "estimate," "may," "will" or similar expressions that suggest the statements are forward looking in nature.

These forward-looking statements involve inherent risks and uncertainties. The Company cautions readers that a number of factors--many of which are beyond the control of the Company--could cause actual results to differ materially from those in the forward-looking statements. Among these factors are changes in political and economic conditions, interest rate fluctuations, technological changes (including the "Year 2000" data systems compliance issue), customer disintermediation, competitive product and pricing pressures in the Company's geographic and product markets, equity and fixed income market fluctuations, personal and commercial customers' bankruptcies, inflation, changes in law, changes in fiscal, monetary, regulatory and tax policies, monetary fluctuations, credit quality and credit risk management, mergers and acquisitions, the integration of merged and acquired companies, and success in gaining regulatory approvals when required. The interim financial information should be read in conjunction with the Company's 1997 Supplemental Annual Report on this Form 8-K.

                         PART I - FINANCIAL INFORMATION

                     WELLS FARGO & COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF INCOME

------------------------------------------------------------------------------
                                                                   Nine months
                                                            ended September 30,
                                                            ------------------
(in millions)                                                1998         1997
------------------------------------------------------------------------------
INTEREST INCOME
Securities available for sale                             $ 1,330      $ 1,590
Mortgages held for sale                                       609          341
Loans held for sale                                           274          229
Loans                                                       8,046        7,857
Other                                                         199          142
                                                          -------      -------
      Total interest income                                10,458       10,159
                                                          -------      -------

INTEREST EXPENSE
Deposits                                                    2,340        2,355
Short-term borrowings                                         558          448
Long-term debt                                                804          813
Guaranteed preferred beneficial interests in Company's
   subordinated debentures                                     67           75
                                                          -------      -------
      Total interest expense                                3,769        3,691
                                                          -------      -------

NET INTEREST INCOME                                         6,689        6,468
Provision for loan losses                                     921          799
                                                          -------      -------
Net interest income after provision for loan losses         5,768        5,669
                                                          -------      -------

NONINTEREST INCOME
Service charges on deposit accounts                           993          930
Trust and investment services income                          794          709
Credit card fee revenue                                       384          322
Other fees and commissions                                    701          622
Mortgage banking                                              854          668
Insurance                                                     278          264
Net venture capital gains                                     116          165
Net gains on securities available for sale                    161           49
Other                                                         534          409
                                                          -------      -------
      Total noninterest income                              4,815        4,138
                                                          -------      -------

NONINTEREST EXPENSE
Salaries and benefits                                       3,126        3,012
Net occupancy                                                 564          538
Equipment                                                     572          544
Goodwill                                                      317          322
Core deposit intangible                                       183          206
Operating losses                                              106          302
Other                                                       2,174        1,751
                                                          -------      -------
      Total noninterest expense                             7,042        6,675
                                                          -------      -------
INCOME BEFORE INCOME TAX EXPENSE                            3,541        3,132
Income tax expense                                          1,397        1,283
                                                          -------      -------
NET INCOME                                                $ 2,144      $ 1,849
                                                          -------      -------
                                                          -------      -------
NET INCOME APPLICABLE TO COMMON STOCK                     $ 2,118      $ 1,826
                                                          -------      -------
                                                          -------      -------
EARNINGS PER COMMON SHARE                                    1.31         1.11
                                                          -------      -------
                                                          -------      -------
DILUTED EARNINGS PER COMMON SHARE                         $  1.29      $  1.09
                                                          -------      -------
                                                          -------      -------
DIVIDENDS DECLARED PER COMMON SHARE                       $  .515      $  .450
                                                          -------      -------
                                                          -------      -------
Average common shares outstanding                         1,614.4      1,639.1
                                                          -------      -------
                                                          -------      -------
Diluted average common shares outstanding                 1,637.3      1,663.1
                                                          -------      -------
                                                          -------      -------
------------------------------------------------------------------------------

                     WELLS FARGO & COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET

---------------------------------------------------------------------------------------------
                                                             SEPTEMBER 30,       December 31,
(in millions)                                                        1998               1997
---------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                          $ 10,985           $ 13,081
Federal funds sold and securities purchased
   under resale agreements                                          1,950              1,049
Securities available for sale                                      32,210             27,872
Mortgages held for sale                                            15,469              9,706
Loans held for sale                                                 5,058              4,494

Loans                                                             107,692            106,311
Allowance for loan losses                                           3,170              3,062
                                                                 --------           --------
      Net loans                                                   104,522            103,249
                                                                 --------           --------

Mortgage servicing rights                                           2,725              3,048
Premises and equipment, net                                         3,279              3,311
Core deposit intangible                                             1,555              1,737
Goodwill                                                            7,758              8,062
Interest receivable and other assets                               10,352             10,076
                                                                 --------           --------

      Total assets                                               $195,863           $185,685
                                                                 --------           --------
                                                                 --------           --------
LIABILITIES
Noninterest-bearing deposits                                     $ 40,951           $ 40,206
Interest-bearing deposits                                          89,000             87,450
                                                                 --------           --------
      Total deposits                                              129,951            127,656
Short-term borrowings                                              17,570             13,381
Accrued expenses and other liabilities                              8,616              6,236
Long-term debt                                                     18,486             17,335
Guaranteed preferred beneficial interests in Company's
   subordinated debentures                                            682              1,299

STOCKHOLDERS' EQUITY
Preferred stock                                                       552                543
Unearned ESOP shares                                                  (90)               (80)
                                                                 --------           --------
      Total preferred stock                                           462                463
Common stock - $1 2/3 par value, authorized
   4,000,000,000 shares; issued
   1,635,821,810 shares and 1,630,640,939 shares                    2,726              2,718
Additional paid-in capital                                          7,921              8,126
Retained earnings                                                   9,552              8,292
Cumulative other comprehensive income                                 462                464
Notes receivable from ESOP                                             (4)               (10)
Treasury stock - 15,309,106 shares and 10,493,685 shares             (561)              (275)
                                                                 --------           --------
      Total stockholders' equity                                   20,558             19,778
                                                                 --------           --------

      Total liabilities and stockholders' equity                 $195,863           $185,685
                                                                 --------           --------
                                                                 --------           --------
--------------------------------------------------------------------------------------------

                     WELLS FARGO & COMPANY AND SUBSIDIARIES
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

-------------------------------------------------------------------------------------------------------------------------
                                                                                          Nine months ended September 30,
                                                                        -------------------------------------------------
                                                                                       1998                           1997
                                                                        -------------------        ----------------------
                                                                          Stock-     Compre-           Stock-     Compre-
                                                                        holders'    hensive          holders'     hensive
(in millions)                                                            equity      income           equity       income
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK
Balance, beginning of period                                            $   543                      $   850

Conversion of preferred shares to common stock                              (26)                         (28)
Issuance of preferred shares to ESOP                                         35                           52
Preferred stock redeemed                                                     --                         (325)
                                                                        -------                      -------
Balance, end of period                                                      552                          549
                                                                        -------                      -------

UNEARNED ESOP SHARES
Balance, beginning of period                                                (80)                         (61)
Issuance of preferred shares to ESOP                                        (37)                         (54)
Release of preferred shares to ESOP                                          27                           29
                                                                        -------                      -------
Balance, end of period                                                      (90)                         (86)
                                                                        -------                      -------

COMMON STOCK
Balance, beginning of period                                              2,718                        2,149
Common stock issued                                                           7                           10
Common stock issued for acquisitions                                         25                            9
Stock split                                                                  --                          635
Common stock repurchased                                                    (24)                         (87)
                                                                        -------                      -------
Balance, end of period                                                    2,726                        2,716
                                                                        -------                      -------

ADDITIONAL PAID-IN CAPITAL
Balance, beginning of period                                              8,126                       10,170
Stock split                                                                  --                         (635)
Conversion of preferred shares to common stock                                2                            4
Cash payments received on notes receivable from ESOP                          2                           --
Issuance of preferred shares to ESOP                                          3                            2
Release of preferred shares to ESOP                                          (1)                          (1)
Common stock issued                                                         142                          119
Common stock issued for acquisitions                                         53                           (2)
Common stock repurchased                                                   (406)                      (1,365)
                                                                        -------                      -------
Balance, end of period                                                    7,921                        8,292
                                                                        -------                      -------

RETAINED EARNINGS
Balance, beginning of period                                              8,292                        6,871
Net income                                                                2,144       2,144            1,849        1,849
Common stock issued                                                        (145)                        (125)
Common stock issued for acquisitions                                         12                           44
Preferred stock dividends                                                   (26)                         (34)
Common stock dividends                                                     (725)                        (687)
                                                                        -------                      -------
Balance, end of period                                                    9,552                        7,918
                                                                        -------                      -------

CUMULATIVE OTHER COMPREHENSIVE INCOME
Balance, beginning of period                                                464                          317
Unrealized gains on investment securities arising during the period         162         162              292          292
Reclassification adjustment for investment securities gains included
   in net income                                                           (162)       (162)            (124)        (124)
Foreign currency translation adjustments                                     (3)         (3)               3            3
Common stock issued for acquisitions                                          1           1                1            1
                                                                        -------       -----          -------        -----
Balance, end of period                                                      462                          489
                                                                        -------                      -------
NOTES RECEIVABLE FROM ESOP
Balance, beginning of period                                                (10)                         (11)
Cash payments received on notes receivable from ESOP                          6                            1
                                                                        -------                      -------
Balance, end of period                                                       (4)                         (10)
                                                                        -------                      -------

TREASURY STOCK
Balance, beginning of period                                               (275)                        (233)
Conversion of preferred shares to common stock                               23                           24
Common stock issued                                                          59                           85
Common stock issued for acquisitions                                        210                          226
Repurchase of common shares                                                (514)                        (352)
Reclassification of common shares held in rabbi trusts                      (64)                          --
                                                                        -------                      -------
Balance, end of period                                                     (561)                        (250)
                                                                        -------                      -------

COMPREHENSIVE INCOME                                                                 $2,141                          $2,021
                                                                                     ------                          ------
                                                                                     ------                          ------
   Total stockholders' equity                                           $20,558                      $19,618
                                                                        -------                      -------
                                                                        -------                      -------
------------------------------------------------------------------------------------------------------------------------------

                     WELLS FARGO & COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Nine months ended September 30,
                                                                                        ----------------------------------------
(in millions)                                                                                 1998                          1997
--------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                            $   2,144                     $   1,849
   Adjustments to reconcile net income to net cash provided by operating activities:
      Provision for loan losses                                                                921                           799
      Depreciation and amortization                                                          1,646                         1,271
      Securities available for sale gains                                                     (161)                          (49)
      (Gains) on sales of loans                                                                (48)                          (19)
      (Gains) losses from dispositions of operations                                           (89)                           (7)
      Release of preferred shares to ESOP                                                       26                            28
      Net (increase) decrease in trading assets                                                 59                          (340)
      Net (increase) decrease in accrued interest receivable                                   (86)                           64
      Net increase in accrued interest payable                                                  97                            98
      Originations of mortgages held for sale                                              (75,374)                      (40,141)
      Proceeds from sales of mortgages held for sale                                        69,674                        39,016
      Net decrease (increase) in loans held for sale                                          (564)                         (374)
      Other, net                                                                               838                         1,835
                                                                                         ---------                     ---------

Net cash (used) provided by operating activities                                              (917)                        4,030
                                                                                         ---------                     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Securities available for sale:
      Proceeds from sales                                                                    8,105                         8,097
      Proceeds from prepayments and maturities                                               7,266                         5,198
      Purchases                                                                            (18,286)                      (12,094)
   Net cash acquired from (paid for) acquisitions                                               36                          (230)
   Net (increase) decrease in banking subsidiaries' loans resulting from originations
      and collections                                                                         (874)                        1,471
   Proceeds from sales (including participations) of banking subsidiaries' loans             1,237                           158
   Purchases (including participations) of banking subsidiaries' loans                         (97)                         (210)
   Principal collected on nonbank subsidiaries' loans                                        5,592                         7,091
   Nonbank subsidiaries' loans originated                                                   (6,441)                       (7,219)
   Proceeds from dispositions of operations                                                    473                             8
   Proceeds from sales of other real estate (ORE)                                              246                           164
   Net (increase) decrease in federal funds sold and securities purchased
      under resale agreements                                                                 (901)                          857
   Other, net                                                                                 (633)                         (176)
                                                                                         ---------                     ---------

Net cash (used) provided by investing activities                                            (4,277)                        3,115
                                                                                         ---------                     ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net increase (decrease) in deposits                                                          35                       (10,323)
   Net increase in short-term borrowings                                                     3,911                         3,650
   Proceeds from issuance of long-term debt                                                  3,688                         3,174
   Repayment of long-term debt                                                              (2,638)                       (4,388)
   Proceeds from issuance of guaranteed preferred beneficial interests
      in Company's subordinated debentures                                                      --                           149
   Repayment of guaranteed preferred beneficial interests in
      Company's subordinated debentures                                                       (617)                           --
   Proceeds from issuance of common stock                                                      187                           178
   Redemption of preferred stock                                                                --                          (325)
   Repurchase of common stock                                                                 (944)                       (1,804)
   Net decrease in notes receivable from ESOP                                                    8                             1
   Payment of cash dividends on preferred and common stock                                    (751)                         (721)
   Other, net                                                                                  219                        (1,160)
                                                                                         ---------                     ---------

Net cash provided (used) by financing activities                                             3,098                       (11,569)
                                                                                         ---------                     ---------

   NET CHANGE IN CASH AND DUE FROM BANKS                                                    (2,096)                       (4,424)

Cash and due from banks at beginning of period                                              13,081                        16,593
                                                                                         ---------                     ---------

CASH AND DUE FROM BANKS AT END OF PERIOD                                                 $  10,985                     $  12,169
                                                                                         ---------                     ---------
                                                                                         ---------                     ---------

Supplemental disclosures of cash flow information:
   Cash paid during the period for:
      Interest                                                                           $   3,672                     $   3,593
      Income taxes                                                                       $     946                     $     859
   Noncash investing and financing activities:
      Transfers from loans to ORE                                                        $     178                     $     112
--------------------------------------------------------------------------------------------------------------------------------

                     WELLS FARGO & COMPANY AND SUBSIDIARIES
                          NOTE TO FINANCIAL STATEMENTS

BUSINESS COMBINATIONS

The Company regularly explores opportunities for acquisitions of financial institutions and related businesses. Generally, management of the Company does not make a public announcement about an acquisition opportunity until a definitive agreement has been signed. At September 30, 1998, the Company had five pending transactions with total assets of approximately $93 billion and anticipated that approximately 879 million common shares would be issued upon consummation of these transactions.

The transactions pending at September 30, 1998 included the combination of the former Norwest and the former Wells Fargo, which was completed November 2, 1998. Other pending acquisitions, subject to approval by regulatory agencies, are expected to be completed by the first quarter of 1999.

Transactions completed in the nine months ended September 30, 1998 include:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Common
                                                                                          Cash        Shares              Method of
(in millions, except share amounts)                                       Date   Assets   Paid        Issued             Accounting
-----------------------------------------------------------------------------------------------------------------------------------
Finvercon S.A. Compania, Financiera, Argentina                       January 8   $   57   $ 20             -               Purchase
Fidelity Bancshares, Inc., Fort Worth, Texas                        January 13      111     16             -               Purchase
Heritage Trust Company, Grand Junction, Colorado                   February 20        2      -       136,950               Purchase
Founders Trust Company, Dallas, Texas                                  March 2        2      7             -               Purchase
The T. Eaton Acceptance Company Limited and National
   Retail Credit Services Limited, Don Mills, Ontario, Canada         April 21      370    248             -               Purchase
WMC Mortgage Corporation, Woodland Hills, California                  April 30        4     22             -               Purchase
First Bank, Katy, Texas                                                 May 22      310      -     1,999,980   Pooling of Interests*
First Bank of Grants, Grants, New Mexico                                May 28       45      -       212,487               Purchase
Spring Mountain Escrow Corporation, Irvine, California                  May 29        1      1             -               Purchase
Emjay Corporation, Milwaukee, Wisconsin                                June 15        6      -       297,979               Purchase
Six affiliated bank holding companies and related entities,
   located in Minnesota, Wisconsin, New Mexico,
   Arizona and Colorado, including MidAmerica                        July 2,23    1,317      -     8,060,664   Pooling of Interests*
First Bancshares of Valley City, Inc., Valley City, North Dakota       July 31       96      -       451,943               Purchase
Peoples Insurance Agency, Inc., Valley City, North Dakota              July 31       --      -         6,804               Purchase
Star Bancshares, Inc., Austin, Texas                                 August 31      582      -     4,275,077   Pooling of Interests*
Freedom Trailer Leasing, Inc., Chesterfield, Missouri                August 31        5      4             -               Purchase
Little Mountain Bancshares, Inc., Monticello, Minnesota            September 8       82      -       561,016               Purchase
                                                                                 ------   ----    ----------
                                                                                 $2,990   $318    16,002,900
                                                                                 ------   ----    ----------
                                                                                 ------   ----    ----------
-----------------------------------------------------------------------------------------------------------------------------------

* Pooling of interests transaction was not material to the Company's consolidated financial statements; accordingly, previously reported results have not been restated.

                                FINANCIAL REVIEW

SUMMARY FINANCIAL DATA

--------------------------------------------------------------------------------
                                                  Nine months ended
                                              ---------------------
                                              SEPT. 30,   Sept. 30,         %
(in millions)                                      1998        1997    Change
--------------------------------------------------------------------------------
FOR THE PERIOD
Net income                                       $2,144      $1,849        16%

Net income applicable to common stock             2,118       1,826        16

Earnings per common share                         $1.31       $1.11        18
Diluted earnings per common share                  1.29        1.09        18

Dividends declared per common share                .515        .450        14

Average common shares outstanding               1,614.4     1,639.1        (2)
Diluted average common shares outstanding       1,637.3     1,663.1        (2)

Profitability ratios (annualized)
  Net income to average total assets (ROA)         1.58%       1.35%       15
  Net income applicable to common stock to
  average common stockholders' equity (ROE)       14.59       12.76        14

Efficiency ratio (1)                               61.2%       62.9%       (3)

COMMON STOCK PRICE
High                                             $43.88      $32.16        36
Low                                               27.50       21.63        27
Period end                                        36.00       30.63        18

--------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.

--------------------------------------------------------------------------------
                                              SEPT. 30,    Dec. 31,         %
(in millions)                                      1998        1997    Change
--------------------------------------------------------------------------------
AT PERIOD END
Tier 1 capital                                  $12,437     $11,511         8
Total capital (Tiers 1 and 2)                    16,800      15,801         6
Capital ratios
  Common stockholders' equity to assets           10.26%      10.40%       (1)
  Stockholders' equity to assets                  10.50       10.65        (1)
  Risk-based capital
    Tier 1 capital                                 8.20        8.16         1
    Total capital                                 11.07       11.20        (1)
  Leverage                                         7.00        6.72         4

Book value per common share                      $12.40      $11.92         4

--------------------------------------------------------------------------------

EARNINGS PERFORMANCE

NET INTEREST INCOME

Individual components of net interest income and the net interest margin are presented in the rate/yield table on page 9.

Interest income included hedging income of $25.6 million in the nine months ended September 30, 1998, compared with $14.9 million in the nine months ended September 30, 1997. Interest expense included hedging expense of $70.8 million in the nine months ended September 30, 1998, compared with $65.4 million in the same period of 1997.

AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1) (2)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Nine months ended September 30,
                                                            ---------------------------------------------------------------------
                                                                                           1998                             1997
                                                            -----------------------------------   -------------------------------
                                                                                       INTEREST                         Interest
                                                            AVERAGE      YIELDS/        INCOME/    Average    Yields/    income/
(in millions)                                               BALANCE        RATES        EXPENSE    balance      rates    expense
---------------------------------------------------------------------------------------------------------------------------------
EARNING ASSETS
Federal funds sold and securities purchased
  under resale agreements                                  $  1,531        5.73%        $    66      $1,206     5.38%    $     49
Securities available for sale (3):
  Securities of U.S. Treasury and federal agencies            5,254        5.97             233       5,473     6.17          253
  Securities of U.S. states and political subdivisions        1,524        8.53              93       1,298     8.54           82
  Mortgage-backed securities:
    Federal agencies                                         16,153        7.14             846      20,171     7.12        1,072
    Private collateralized mortgage obligations               2,641        6.78             134       3,131     6.80          160
                                                            -------                     -------     -------                ------
      Total mortgage-backed securities                       18,794        7.09             980      23,302     7.08        1,232
  Other securities                                            1,460        4.55              60       1,385     4.70           50
                                                            -------                     -------     -------                ------
        Total securities available for sale                  27,032        6.84           1,366      31,458     6.87        1,617
Loans held for sale (3)                                       4,705        7.75             273       3,772     8.12          230
Mortgages held for sale (3)                                  11,624        6.98             609       6,222     7.30          341
Loans:
  Commercial                                                 32,813        9.04           2,219      29,718     9.18        2,041
  Real estate 1-4 family first mortgage                      13,892        8.89             889      16,120     8.71        1,355
  Other real estate mortgage                                 16,241        9.53           1,158      16,205     9.65        1,170
  Real estate construction                                    3,542        9.48             251       3,275    10.01          245
  Consumer:
    Real estate 1-4 family junior lien mortgage               9,935        9.32             716       9,846     9.34          368
    Credit card                                               6,136       15.05             693       6,704    14.48          728
    Other revolving credit and monthly payment               16,569       12.81           1,591      16,790    12.31        1,549
                                                            -------                     -------     -------                ------
      Total consumer                                         32,640       12.62           3,000      33,340    12.19        2,645
  Lease financing                                             5,417        8.30             337       4,118     8.36          258
  Foreign                                                     1,285       20.88             201       1,052    20.10          158
                                                            -------                     -------     -------                ------
        Total loans (4)                                     105,830       10.16           8,055     103,828    10.12        7,872
Other                                                         3,021        5.97             134       2,141     5.88           94
                                                            -------                     -------     -------                ------
          Total earning assets                             $153,743        9.14          10,503    $148,627     9.17       10,203
                                                            -------                     -------     -------                ------
                                                            -------                                 -------
FUNDING SOURCES
Deposits:
  Interest-bearing checking                                $  2,234        1.33              22    $  3,300     1.58           39
  Market rate and other savings                              52,321        2.64           1,032      51,246     2.57          986
  Savings certificates                                       27,774        5.25           1,091      28,658     5.25        1,125
  Other time deposits                                         4,085        5.52             170       3,625     5.64          153
  Deposits in foreign offices                                   690        4.89              25       1,429     4.92           53
                                                            -------                     -------     -------                ------
    Total interest-bearing deposits                          87,104        3.59           2,340      88,258     3.57        2,356

Short-term borrowings                                        13,570        5.49             557      11,229     5.33          448
Long-term debt                                               16,828        6.38             805      17,043     6.36          813
Guaranteed preferred beneficial interests in Company's
  subordinated debentures                                     1,089        8.15              67       1,283     7.82           75
                                                             ------                     -------     -------                ------
      Total interest-bearing liabilities                    118,591        4.25           3,769     117,813     4.19        3,692

Portion of noninterest-bearing funding sources               35,152          --              --      30,814       --           --
                                                            -------                     -------     -------                ------
        Total funding sources                              $153,743        3.28           3,769    $148,627     3.32        3,692
                                                            -------                     -------     -------                ------
                                                            -------                                 -------
NET INTEREST MARGIN AND NET INTEREST INCOME ON
  A TAXABLE-EQUIVALENT BASIS (5)                                           5.86%       $  6,734                 5.85%    $  6,511
                                                                         ------          ------                -----       ------
                                                                         ------          ------                -----       ------
NONINTEREST-EARNING ASSETS
Cash and due from banks                                    $ 10,529                                $ 11,864
Goodwill                                                      7,918                                   8,207
Other                                                        12,997                                  13,890
                                                            -------                                 -------
          Total noninterest-earning assets                 $ 31,444                                $ 33,961
                                                            -------                                 -------
                                                            -------                                 -------
NONINTEREST-BEARING FUNDING SOURCES
Deposits                                                   $ 40,120                                $ 37,569
Other liabilities                                             6,605                                   7,514
Preferred stockholders' equity                                  461                                     584
Common stockholders' equity                                  19,410                                  19,108
Noninterest-bearing funding sources used to
  fund earning assets                                       (35,152)                                (30,814)
                                                            -------                                 -------
          Net noninterest-bearing funding sources          $ 31,444                                $ 33,961
                                                            -------                                 -------
                                                            -------                                 -------

TOTAL ASSETS                                               $185,187                                $182,588
                                                            -------                                 -------
                                                            -------                                 -------

(1) The average prime rate of Wells Fargo Bank was 8.50% and 8.42% for the nine months ended September 30, 1998 and 1997, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.65% and 5.71% for the nine months ended September 30, 1998 and 1997, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)  Yields are based on amortized cost balances.
(4) Nonaccrual loans and related income are included in their respective loan categories.
(5) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.

NONINTEREST INCOME

-------------------------------------------------------------------------------------------------------------------
                                                                                           Nine months
                                                                                    ended September 30,
                                                                                 ---------------------            %
(in millions)                                                                      1998           1997       Change
-------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                                              $  993         $  930            7%
Trust and investment fees and commissions:
   Asset management and custody fees                                                495            448           10
   Mutual fund and annuity sales fees                                               227            203           12
   All other                                                                         72             58           24
                                                                                 ------         ------
      Total trust and investment fees                                               794            709           12
         and commissions

Credit card fee revenue                                                             384            322           19
Other fees and commissions:
   ATM network fees                                                                 155            131           18
   Charges and fees on loans                                                        215            186           16
   All other                                                                        331            305            9
                                                                                 ------         ------
      Total other fees and commissions                                              701            622           13

Mortgage banking:
   Origination and other closing fees                                               366            223           64
   Servicing fees, net of amortization                                               (6)           242           --
   Net gains (losses) on sales of mortgage
      servicing rights                                                               16             (5)          --
   Net gains on sales of mortgages                                                  306             84          264
   Other                                                                            172            124           39
                                                                                 ------         ------
      Total mortgage banking                                                        854            668           28

Insurance                                                                           278            264            5
Net venture capital gains                                                           116            165          (30)
Net gains on securities available for sale                                          161             49          229
Income from equity investments accounted
   for by the:
   Cost method                                                                      116            109            6
   Equity method                                                                     43             42            2
Net gains on sales of loans                                                          48             19          153
Net gains from dispositions of operations                                            89              7        1,171
Net losses on dispositions of premises
   and equipment                                                                    (55)           (56)          (2)
All other                                                                           293            288            2
                                                                                 ------         ------

      Total                                                                      $4,815         $4,138           16%
                                                                                 ------         ------        -----
                                                                                 ------         ------        -----
-------------------------------------------------------------------------------------------------------------------

The increase in mortgage banking revenue is attributed to increases in origination and other closing fees and gains on sales of mortgages and servicing rights, partially offset by increased amortization of capitalized mortgage servicing rights related to the low mortgage interest rate environment.

NONINTEREST EXPENSE

--------------------------------------------------------------------------------------------------------
                                                                             Nine months
                                                                      ended September 30,
                                                                    --------------------
(in millions)                                                         1998          1997        % Change
--------------------------------------------------------------------------------------------------------
Salaries and benefits                                               $3,126        $3,012               4%
Net occupancy                                                          564           538               5
Equipment                                                              572           544               5
Goodwill                                                               317           322              (2)
Core deposit intangible:
   Nonqualifying (1)                                                   162           182             (11)
   Qualifying                                                           21            24             (13)
Operating losses                                                       106           302             (65)
Contract services                                                      243           195              25
Telecommunications                                                     187           181               3
Security                                                                63            66              (5)
Postage                                                                168           160               5
Outside professional services                                          213           171              25
Insurance                                                              111           100              11
Outside data processing                                                174           164               6
Advertising and promotion                                              181           146              24
Stationery and supplies                                                123           135              (9)
Travel and entertainment                                               153           136              13
All other                                                              558           297              88
                                                                    ------        ------            ----

   Total                                                            $7,042        $6,675               5%
                                                                    ------        ------            ----
                                                                    ------        ------            ----
--------------------------------------------------------------------------------------------------------

(1) Amortization of core deposit intangible acquired after February 1992 that is subtracted from stockholders' equity in computing regulatory capital for bank holding companies.

BALANCE SHEET ANALYSIS

INVESTMENT SECURITIES

The following table provides the cost and fair value for the major components of securities available for sale (there were no securities held to maturity at the end of the periods presented):

-----------------------------------------------------------------------------------------------
                                                             SEPTEMBER 30,          December 31,
                                                                     1998                  1997
                                                       ------------------    ------------------
                                                                ESTIMATED             Estimated
                                                                     FAIR                  fair
(in millions)                                             COST      VALUE       Cost      value
-----------------------------------------------------------------------------------------------
Securities of U.S. Treasury and
   federal agencies                                    $ 3,325    $ 3,385    $ 3,594    $ 3,626
Securities of U.S. states and
   political subdivisions                                1,689      1,797      1,652      1,726
Mortgage-backed securities:
   Federal agencies                                     21,404     21,813     18,203     18,552
   Private collateralized mortgage obligations (1)       3,355      3,394      2,646      2,654
                                                       -------    -------    -------    -------
      Total mortgage-backed securities                  24,759     25,207     20,849     21,206
Other                                                    1,280      1,297        729        744
                                                       -------    -------    -------    -------
   Total debt securities                                31,053     31,686     26,824     27,302
Marketable equity securities                               390        524        308        570
                                                       -------    -------    -------    -------
   Total                                               $31,443    $32,210    $27,132    $27,872
                                                       -------    -------    -------    -------
                                                       -------    -------    -------    -------
-----------------------------------------------------------------------------------------------

(1) Substantially all private collateralized mortgage obligations are AAA rated bonds collateralized by 1-4 family residential first mortgages.

The securities available for sale portfolio includes both debt and marketable equity securities. At September 30, 1998, the securities available for sale portfolio had an unrealized net gain of $767 million, or less than 3% of the cost of the portfolio, comprised of unrealized gross gains of $815 million and unrealized gross losses of $48 million. At December 31, 1997, the securities available for sale portfolio had an unrealized net gain of $740 million, comprised of unrealized gross gains of $787 million and unrealized gross losses of $47 million. The unrealized net gain or loss on securities available for sale is included on an after-tax basis as a separate component of cumulative other comprehensive income in stockholders' equity.

LOAN PORTFOLIO

----------------------------------------------------------------------------------------------------------------------
                                                                                                              % Change
                                                                                                   Sept. 30, 1998 from
                                                                                                   -------------------
                                                                    SEPT. 30,         Dec. 31,                 Dec. 31,
(in millions)                                                           1998             1997                     1997
----------------------------------------------------------------------------------------------------------------------

Commercial                                                          $ 35,013         $ 32,061                        9%
Real estate 1-4 family first mortgage                                 12,450           14,165                      (12)
Other real estate mortgage                                            16,240           16,326                       (1)
Real estate construction                                               3,747            3,326                       13
Consumer:
   Real estate 1-4 family junior lien mortgage                        10,941           10,618                        3
   Credit card                                                         5,686            6,671                      (15)
   Other revolving credit and monthly payment                         16,085           17,021                       (6)
                                                                    --------         --------                      ---
      Total consumer                                                  32,712           34,310                       (5)
Lease financing                                                        5,994            4,968                       21
Foreign                                                                1,536            1,155                       33
                                                                    --------         --------                      ---
      Total loans (net of unearned income)                          $107,692         $106,311                        1%
                                                                    --------         --------                      ---
                                                                    --------         --------                      ---
----------------------------------------------------------------------------------------------------------------------

NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS (1)

------------------------------------------------------------------------------------------------------------------------

                                                                                           SEPT. 30,             Dec. 31,
(in millions)                                                                                  1998                 1997
------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans (2)                                                                            721                  706
Restructured loans (3)                                                                            1                    9
                                                                                               ----                 ----
Nonaccrual and restructured loans                                                               722                  715
As a percentage of total loans                                                                   .7%                  .7%

Other real estate (ORE)                                                                         215                  264
Real estate investments (4)                                                                       3                    4
                                                                                               ----                 ----
Total nonaccrual and restructured loans
   and other assets                                                                            $940                 $983
                                                                                               ----                 ----
                                                                                               ----                 ----
------------------------------------------------------------------------------------------------------------------------

(1) Excludes loans that are contractually past due 90 days or more as to interest or principal, but are both well-secured and in the process of collection or are real estate 1-4 family first mortgage loans or consumer loans that are exempt under regulatory rules from being classified as nonaccrual.
(2) Of the total nonaccrual loans, $447 million and $411 million at September 30, 1998 and December 31, 1997, respectively, were considered impaired under FAS 114 (Accounting by Creditors for Impairment of a Loan).
(3) In addition to originated loans that were subsequently restructured, there were loans of $23 million for the periods presented that were purchased at a steep discount whose contractual terms were modified after acquisition. The modified terms did not affect the book balance nor the yields expected at the date of purchase. Of the total restructured loans and loans purchased at a steep discount, $23 million were considered impaired under FAS 114 for the periods presented.
(4) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $134 million and $172 million at September 30, 1998 and December 31, 1997, respectively.

In accordance with FAS 114, the table below shows the recorded investment in impaired loans and the related methodology used to measure impairment for the periods presented:

--------------------------------------------------------------------
                                         SEPT. 30,           Dec. 31,
(in millions)                                1998               1997
--------------------------------------------------------------------
Impairment measurement based on:
   Collateral value method                   $356               $346
   Discounted cash flow method                 97                 61
   Historical loss factors                     18                 27
                                             ----               ----

      Total (1)(2)                           $471               $434
                                             ----               ----
                                             ----               ----
--------------------------------------------------------------------

(1) Includes accruing loans of $23 million purchased at a steep discount for the periods presented whose contractual terms were modified after acquisition. The modified terms did not affect the book balance nor the yields expected at the date of purchase.
(2) Includes $126 million and $115 million of impaired loans with a related FAS 114 allowance of $35 million and $36 million at September 30, 1998 and December 31, 1997, respectively.

The average recorded investment in impaired loans was $469 million and $542 million during the first nine months of 1998 and 1997, respectively. Total interest income recognized on impaired loans was $11 million and $14 million during the first nine months of 1998 and 1997, respectively, most of which was recorded using the cash method.

LOANS 90 DAYS OR MORE PAST DUE AND STILL ACCRUING

Loans contractually past due 90 days or more as to interest or principal, but not included in the nonaccrual or restructured categories totaled $379 million and $397 million at September 30, 1998 and December 31, 1997, respectively. All loans in this category are both well-secured and in the process of collection or are real estate 1-4 family first mortgage loans or consumer loans that are exempt under regulatory rules from being classified as nonaccrual because they are automatically charged off after being past due for a prescribed period (generally, 180 days). Notwithstanding, real estate 1-4 family loans (first liens and junior liens) are placed on nonaccrual within 150 days of becoming past due (with the exception that junior liens of the former Norwest were on nonaccrual at the time of transfer to ORE).

Changes in the allowance for loan losses were as follows:

-------------------------------------------------------------------------------------------------
                                                                   Nine months ended September 30,
                                                                   ------------------------------
(in millions)                                                                 1998           1997
-------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                               $ 3,062        $ 3,059

Allowances related to assets acquired, net                                     118            129

Provision for loan losses                                                      921            799

Loan charge-offs:
   Commercial                                                                 (189)          (262)
   Real estate 1-4 family first mortgage                                       (18)           (21)
   Other real estate mortgage                                                  (42)           (22)
   Real estate construction                                                     (2)            (4)
   Consumer:
      Real estate 1-4 family junior lien mortgage                              (18)           (26)
      Credit card                                                             (409)          (441)
      Other revolving credit and monthly payment                              (493)          (443)
                                                                           -------        -------
         Total consumer                                                       (920)          (910)
   Lease financing                                                             (35)           (33)
   Foreign                                                                     (47)           (27)
                                                                           -------        -------
            Total loan charge-offs                                          (1,253)        (1,279)
                                                                           -------        -------
Loan recoveries:
   Commercial                                                                   60             77
   Real estate 1-4 family first mortgage                                         9              6
   Other real estate mortgage                                                   68             52
   Real estate construction                                                      3              4
   Consumer:
      Real estate 1-4 family junior lien mortgage                                5              7
      Credit card                                                               44             44
      Other revolving credit and monthly payment                               112            104
                                                                           -------        -------
         Total consumer                                                        161            155
   Lease financing                                                              10             10
   Foreign                                                                      11              7
                                                                           -------        -------
            Total loan recoveries                                              322            311
                                                                           -------        -------
               Total net loan charge-offs                                     (931)          (968)
                                                                           -------        -------

BALANCE, END OF PERIOD                                                     $ 3,170        $ 3,019
                                                                           -------        -------
                                                                           -------        -------

Total net loan charge-offs as a percentage
   of average loans (annualized)                                              1.18%          1.25%
                                                                           -------        -------
                                                                           -------        -------
Allowance as a percentage of total loans                                      2.94%          2.86%
                                                                           -------        -------
                                                                           -------        -------
-------------------------------------------------------------------------------------------------

INTEREST RECEIVABLE AND OTHER ASSETS

-------------------------------------------------------------------------------------------------------------
                                                                                SEPT. 30,             Dec. 31,
(in millions)                                                                       1998                 1997
-------------------------------------------------------------------------------------------------------------
Nonmarketable equity investments                                                 $ 2,083              $ 1,860
Trading assets                                                                     1,243                1,302
Interest receivable                                                                1,140                1,057
Other real estate (ORE)                                                              215                  264
Certain identifiable intangible assets                                               160                  206
Due from customers on acceptances                                                    163                  129
Interest earning deposits                                                             88                   68
Other                                                                              5,260                5,190
                                                                                 -------              -------

      Total interest receivable and other assets                                 $10,352              $10,076
                                                                                 -------              -------
                                                                                 -------              -------
-------------------------------------------------------------------------------------------------------------

DEPOSITS

------------------------------------------------------------------------------------------------------------
                                                                                 SEPT. 30,           Dec. 31,
(in millions)                                                                        1998               1997
------------------------------------------------------------------------------------------------------------
Noninterest-bearing                                                              $ 40,951           $ 40,206
Interest-bearing checking                                                           2,447              2,759
Market rate and other savings                                                      52,514             51,038
Savings certificates                                                               27,880             28,324
                                                                                 --------           --------
   Core deposits                                                                  123,792            122,327
Other time deposits                                                                 3,880              3,927
Deposits in foreign offices                                                         2,279              1,402
                                                                                 --------           --------

      Total deposits                                                             $129,951           $127,656
                                                                                 --------           --------
                                                                                 --------           --------
------------------------------------------------------------------------------------------------------------

DERIVATIVE FINANCIAL INSTRUMENTS

The following table summarizes the aggregate notional or contractual amounts, credit risk amount and net fair value of the Company's derivative financial instruments at September 30, 1998 and December 31, 1997.

------------------------------------------------------------------------------------------------------------------
                                                       SEPTEMBER 30, 1998                        December 31, 1997
                                  ---------------------------------------  ---------------------------------------
                                  NOTIONAL OR       CREDIT      ESTIMATED  Notional or      Credit       Estimated
                                  CONTRACTUAL         RISK           FAIR  contractual        risk            fair
(in millions)                          AMOUNT       AMOUNT(2)       VALUE       amount      amount(2)        value
------------------------------------------------------------------------------------------------------------------
ASSET/LIABILITY MANAGEMENT HEDGES
   Interest rate contracts:
      Swaps (1)                       $27,918         $945           $928      $24,052        $424            $364
      Futures                          21,863           --             32       10,949          --              10
      Floors and caps (1)              31,757          570            570       35,344         356             350
      Options (3)                      23,271          364            292       11,168          12              41
      Forwards                         31,235           47           (420)      27,507           6             (29)

      Foreign exchange contracts:
      Forward contracts (1)               227            2              1          548           1              (5)

CUSTOMER ACCOMMODATIONS
   Interest rate contracts:
      Swaps (1)                         7,523          115             28        4,297          17               3
      Futures                           6,747           --             --        2,404          --              --
      Floors and caps purchased (1)     4,674           40             40        4,448          22              22
      Floors and caps written           4,769           --            (40)       4,567          --             (24)
      Options purchased (1)                --           --             --           77          --              --
      Options written (1)                  --           --             --           27          --              --
      Forwards (1)                      1,072           44              7           59           2               2

   Commodity contracts:
      Swaps                                22           --             --           10           1              --
      Floors and caps purchased (1)        12            1              1            7          --              --
      Floors and caps written              11           --             (1)          10          --              --

   Foreign exchange contracts:
      Forwards and spots (1)            3,656           52              4        2,966          50               4
      Options purchased (1)               137            2              2          116          --              --
      Options written                     125           --             (2)         114          --              --

------------------------------------------------------------------------------------------------------------------

(1) The Company anticipates performance by substantially all of the counterparties for these or the underlying financial instruments.
(2) Credit risk amounts reflect the replacement cost for those contracts in a gain position in the event of nonperformance by counterparties.
(3) As of December 31, 1997 the option contracts were substantially options on futures contracts which are exchange traded for which the exchange assumes the counterparty credit risk.

LIQUIDITY MANAGEMENT

Liquidity for Wells Fargo & Company (the Parent Company) is provided by dividend and interest income from its subsidiaries, lines of credit, and through its ability to raise funds in a variety of domestic and international money and capital markets. In 1996, the Company filed two shelf registration statements with the Securities and Exchange Commission (SEC) that allows for the issuance of $5 billion and $2 billion of debt securities, respectively, in domestic and international money and capital markets. The proceeds from the sale of any securities are expected to be used for general corporate purposes. As of September 30, 1998, the Company had issued $1.2 billion of securities under such shelf registrations.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

There have been no material changes in market risk exposures that affect the quantitative or qualitative disclosures presented in the Company's annual report on Form 10-K for the year ended December 31, 1997.